Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLogic Announces Preliminary Third Quarter Results

For Fiscal Year 2013

Revenue and Earnings per Share Expected to Exceed Previous Forecast

ALISO VIEJO, Calif., January 15, 2013—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced preliminary results for its third quarter ended December 30, 2012.

QLogic expects to report net revenue of approximately $119 million for the third quarter of fiscal 2013. The expected net revenue exceeds the high end of the previously forecasted third quarter net revenue range of $112 million to $118 million. The preliminary results were driven by higher than expected revenue from Host Products and particularly strong performance from Network Products.

The Company anticipates reporting GAAP income from continuing operations per diluted share for the third quarter of fiscal 2013 in the range of $0.14 to $0.15. On a non-GAAP basis, the Company expects to report income from continuing operations per diluted share in the range of $0.19 to $0.20, above the previously forecasted range of $0.14 to $0.19 per diluted share. The non-GAAP income from continuing operations per diluted share amount excludes stock-based compensation, acquisition-related charges, and the related income tax effects.

The Company will announce its third quarter financial results for fiscal year 2013 after the close of the market on Thursday, January 24, 2013. Following the January 24, 2013, press release, QLogic will conduct a conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the call, which will be webcast live at http://ir.qlogic.com and www.earnings.com. Phone access will be available at (877) 675-4750, pass code: 2146165. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Non-GAAP Financial Measurements

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of the non-GAAP financial measure presented herein and a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that this non-GAAP financial measure provides useful information to investors and the additional purposes for which management uses this non-GAAP financial measure is presented in the accompanying financial schedule.

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QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends and our anticipated net revenue and income from continuing operations per diluted share) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and security system risks, data protection breaches and cyber-attacks.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS PER DILUTED

SHARE PRELIMINARY RESULTS TO NON-GAAP INCOME FROM CONTINUING

OPERATIONS PER DILUTED SHARE PRELIMINARY RESULTS

(unaudited)

Three Months Ended December 30, 2012
GAAP income from continuing operations per diluted share preliminary results	$0.14 – 0.15
Items excluded from GAAP income from continuing operations per diluted share, including stock-based compensation, acquisition-related charges, and the related income tax effects	0.05

Non-GAAP income from continuing operations per diluted share preliminary results	$0.19 – 0.20

Non-GAAP Financial Measures

The non-GAAP financial measure contained herein is a supplement to the corresponding financial measure prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measure presented excludes the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations per diluted share on an on-going basis. This non-GAAP financial measure may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations per diluted share is an important measure in the evaluation of the company’s profitability. This non-GAAP financial measure excludes the adjustments described in the above table, and thus provides an overall measure of the company’s on-going net profitability on a diluted per share basis.

Management uses non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing this non-GAAP financial measure allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measure presented herein has certain limitations in that it does not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measure presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measure presented and why the company believes that this non-GAAP financial measure provides useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.